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                            MFS(R) WORLD GROWTH FUND
                      (a series of MFS Series Trust VIII)

                    Supplement to be affixed to the current
                       Prospectus for distribution in Ohio



Prospective Ohio investors should note the following:

         a. This Prospectus must be delivered to the investor prior to consummation of the sale;

         b. The Fund may purchase the securities of any issuer such that, as to 50% of the value of the Fund's assets, such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by the Fund.

                    The date of this Supplement is February 1, 1996